UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 1, 2019

CITIZENS COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland
(State or other jurisdiction of incorporation)

001-33003	20-5120010
(Commission File Number)	(I.R.S. Employer Identification No.)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of Principal Executive Offices)	(Zip Code)

715-836-9994
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	CZWI	NASDAQ Global Market SM
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933. (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 1, 2019, Citizens Community Bancorp, Inc., a Maryland corporation (the “Company”) announced that, together with its wholly-owned subsidiary, Citizens Community Federal, N.A. (the “Bank”), it has entered into Second Amended and Restated Executive Employment Agreements (“Employment Agreements”) with each of Stephen Bianchi, Chairman, President and CEO, and James S. Broucek, Chief Financial Officer. The term of each of the Employment Agreements expires on December 31, 2022.
The Employment Agreements provide a base salary of $330,000 per year to Mr. Bianchi and a base salary of $195,000 per year to Mr. Broucek. In addition, Mr. Bianchi and Mr. Broucek will each be eligible to receive incentive awards under the Company’s and the Bank’s executive incentive plans, discretionary performance bonuses, and other executive benefits.
The Employment Agreements also contain such other terms and conditions that are usual and customary to agreements of this nature, including termination and severance provisions, restrictive covenants regarding confidentiality, non-competition and non-solicitation during and after the term thereof.
The foregoing summary of the Employment Agreements does not purport to be complete and is subject to and qualified in its entirety by the full text of such agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description of Exhibit

	10.1	Second Amended and Restated Executive Employment Agreement by and between Citizens Community Bancorp, Inc., Citizens Community Federal, N.A., and Stephen Bianchi, dated as of November 1, 2019.
	10.2	Second Amended and Restated Executive Employment Agreement by and between Citizens Community Bancorp, Inc., Citizens Community Federal, N.A., and James S. Broucek, dated as of November 1, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNITY BANCORP, INC.

Date: November 4, 2019	By:	/s/ James S. Broucek
James S. Broucek
Chief Financial Officer